UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 2, 2011

Date of Report (Date of Earliest Event Reported)

HOSPIRA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-31946	20-0504497
(Commission File Number)	(I.R.S. Employer Identification No.)

275 North Field Drive

Lake Forest, Illinois 60045

(Address Of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code:  (224) 212-2000

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

The information in this Form 8-K is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On February 2, 2011, Hospira, Inc. (“Hospira”) announced a re-alignment of its product line net sales presentation for the year ended December 31, 2010.  Previously, Hospira had presented net sales information in four separate product lines: specialty injectable pharmaceuticals, other pharmaceuticals, medication management systems, and other devices. In March 2009, Hospira announced Project Fuel, a restructuring and optimization plan. As part of Project Fuel, Hospira disposed of the non-strategic critical care business in 2009, which was part of the other devices product line.  As a result of that divestiture, Hospira combined the remaining products included in the former other devices product line into a new single device product line called medication management.  As a result, Hospira has three product lines:  specialty injectable pharmaceuticals, medication management, and other pharmaceuticals. Medication management now includes infusion pumps, related software and services, dedicated administration sets, gravity administration sets, critical care products (through August 2009) and other device products.

Furnished in Exhibit 99.1, and incorporated by reference, are schedules that present Hospira’s 2010, 2009 and 2008 net sales information (both quarterly and annual net sales by product line by reportable segment for all periods presented) that have been reclassified to reflect the re-aligned product line net sales presentations.

The re-alignment has no impact on Hospira’s previously reported historical net sales and reportable segments under United States Generally Accepted Accounting Principles.

Item 9.01  Financial Statements and Exhibits

(d)    Exhibits.

This exhibit is furnished pursuant to Item 2.02 hereof and should not be deemed to be “filed” under the Securities Exchange Act of 1934.

Exhibit No.	Exhibit

99.1	Selected quarterly and annual net sales schedules issued by Hospira Inc. dated February 2, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPIRA, INC.

Dated: February 2, 2011	By:	/s/ Brian J. Smith
Brian J. Smith
	Its:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Selected quarterly and annual net sales schedules issued by Hospira Inc. dated February 2, 2011.